                                                      Exhibit No. EX-99.13(d)(1)

                                    EXHIBIT A
                   to the Expense Limitation Agreement between
                              GARTMORE MUTUAL FUNDS
                                       and
                     GARTMORE GLOBAL ASSET MANAGEMENT TRUST

                                September 1, 2000
                             (As amended      , 2003)
                                         ----

           Name of Fund/Class                  Expense Limitation for Fund/Class*
--------------------------------------------   ----------------------------------
Gartmore Emerging Markets Fund
     Class A                                                  1.55%
     Class B                                                  1.55%
     Class C                                                  1.55%
     Institutional Service Class                              1.55%

Gartmore International Growth Fund
     Class A                                                  1.40%
     Class B                                                  1.40%
     Class C                                                  1.40%
     Institutional Service Class                              1.40%

Gartmore Worldwide Leaders Fund
     Class A                                                  1.34%
     Class B                                                  1.34%
     Class C                                                  1.34%
     Institutional Service Class                              1.34%

Gartmore European Leaders Fund
     Class A                                                  1.40%
     Class B                                                  1.40%
     Class C                                                  1.40%
     Institutional Service Class                              1.40%

Gartmore Global Small Companies Fund
     Class A                                                  2.15%
     Class B                                                  2.75%
     Institutional Service Class                              1.82%

Gartmore International Small Cap Growth Fund
     Class A                                                  1.37%
     Class B                                                  1.37%
     Class C                                                  1.37%
     Institutional Service Class                              1.37%
     Institutional Class                                      1.37%

Gartmore OTC Fund
     Class A                                                  1.80%
     Class B                                                  2.40%
     Class C                                                  2.40%
     Institutional Service Class                              1.47%
     Institutional Class                                      1.32%

Gartmore Asia Pacific Leaders Fund
     Class A                                                  1.40%
     Class B                                                  1.40%
     Class C                                                  1.40%
     Institutional Service Class                              1.40%

Gartmore Global Financial Services Fund
     Class A                                                  1.40%
     Class B                                                  1.40%
     Class C                                                  1.40%
     Institutional Service Class                              1.40%

Gartmore Global Utilities Fund
     Class A                                                  1.20%
     Class B                                                  1.20%
     Class C                                                  1.20%
     Institutional Service Class                              1.20%

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* Effective until at least February 29, 2004. These expense limitations may be revised to decrease the limitations after the expiration of the agreed upon term, if mutually agreed upon by the parties. They may also be revised to increase the limitations at any time if mutually agreed upon by the parties.

                                          GARTMORE MUTUAL FUNDS


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:


                                          GARTMORE GLOBAL ASSET MANAGEMENT TRUST


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title: